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                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 30, 2005 relating to the financial statements of Triple Crown Media, Inc., which appears in Amendment No. 4 to the Registration Statement on Form S-1/Form S-4 filed with the Securities and Exchange Commission on November 29, 2005.

/s/ PRICEWATERHOUSECOOPERS LLP

Atlanta, Georgia
January 17, 2006